FORM 8-K








Friday January 22nd, 2021


CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934









Date of report (Date of earliest event report:

Friday January 22nd, 2021


Access-Power, & Co., INC
(Exact name of registrant as specified in its charter)

State of Jurisdiction of incorporation: FLORIDA
Commission File No: 333-65069





IRS Employer Identification No: 59-3420985


(Address of Principal Executive Officers)

Access-Power & Co., Inc.
PO BOX 598
Grand Haven, MI  49417




Registrant telephone number, including area code:
616-312-5390

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[] Written communications pursuant to Rule 425 under securities Act (17 CFR230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.06 Change in Shell Company Status

My dear Shareholders and  Commissioners of the SEC,

Effective January 19th, 2021, the Company would like to change our status to a Shell Corporation. After many years of being a non-shell filer, we have decided that for now, ACCR operations need to be re-classified.

We are a CLEAN SHELL today ready for a really big REVERSE
MERGER.

ACCR is a SHELL with 98,374,146 common shares in our public float. There are NO MORE SHARES in the market place, PERIOD. Our share structure was recently verified by our Transfer Agent on January 19th, 2021, the official date for this new life.

ACCR STRUCTURE

Authorized Shares:   		300,000,000
Outstanding Shares:		300,000,000
PATRICK (Director) 	186,984,379 all federally restricted shares
FLOAT			 98,374,146 common shares
DTC CEDE		 91,430,000 common shares approximate
TOTAL NOBO SHARES	 69,201,064 and we have 2,938 NOBOs
TOTAL OBO SHARES   	 Approximately 30,000,000 shares WHY?

ACCR Cash on Hand today:       $31,790.44

Why are they OBJECTING? ACCR believes the CRIMINALs from the past are here. TD Ameritrade has decreased their position by almost 6,000,000 shares at CEDE, and their listed position is 29,731,121. Why is this position OBJECTING and being a secret.

We will prevail, and we will conquer...as a shell status Company.

ITEM 8.01 Other Matters...

My dear Shareholders and  Commissioners of the SEC,

Effective today January 22nd, 2021, the Company has signed an ATTORNEY AGREEMENT. As required by federal statutes, the name will be revealed in 3 days. The Company believes in full disclosure. Below is a description of services to be done.

https://corpgov.law.harvard.edu/2020/09/11/sec-changes-rules-affecting
-risk-factors-litigation-and-disclosures-by-us-public-companies

Retainer Services.   The Firm shall represent the Company, whose duties
shall include, but shall not be limited to: the	  review,   preparation and
filing of (where applicable): standard ordinary course of business Securities and Exchange Commission filings under the Securities Act of 1933, and/or the Securities Exchange Act of 1934; Securities and
Exchange  Commission  communication;  proxy  statement  for  annual meeting; press releases; consents or minutes for directors and/or shareholders; telephone consultations concerning procedures and
requirements  under federal and   state   securities   laws; corresponding
with FINRA, and miscellaneous agreements; registration statements; documents relating to the offering of securities, and such other documents
which is not in the ordinary course of business.    Any additional services
not included above will be billed to The Company at a fee based upon an
hourly fee.  The   principal   attorney responsible for  the  handling of this
matter  will  be XXXXXXXXXXX  whose billing rate will be $250.00 per hour . The parties agree that an initial retainer of $2,500.00 will be deposited into the Attorneys IOLTA account prior to any services rendered.

We will disclose  his name next week after the payment is made.

Thank you for  believing in me.

With warmest and kindest regards,

Patrick J Jensen
Director of ACCR
Access-Power & Co., Inc.
Friday January 22nd, 2021

The following should be considered in connection with an evaluation of our business and recent market activities as described above:
There are various risk factors that should be carefully considered in evaluating our business; because such factors may have a significant impact on our business, our operating results, our liquidity and financial condition. As a result of these various risk factors, actual results could differ materially from those projected in any forward-looking statements. Additional risks and uncertainties not presently known to us, or that we currently consider to be immaterial, may also impact our business, result of operations, liquidity and financial condition. If any such risks occur, our business, its operating results, liquidity and financial condition could be materially affected in an adverse manner. Under such circumstances, if a stable trading market for our securities is established, the trading price of our securities could decline, and you may lose all or part of your investment.

SECURITIES ISSUED BY THE COMPANY INVOLVE
A HIGH DEGREE OF RISK AND, THEREFORE, SHOULD
BE CONSIDERED EXTREMELY SPECULATIVE. THEY
SHOULD NOT BE PURCHASED BY PERSONS
WHO CANNOT AFFORD THE POSSIBILITY OF THE
LOSS OF THE ENTIRE INVESTMENT. PROSPECTIVE
INVESTORS SHOULD READ ALL OF THE COMPANY'S
FILINGS, INCLUDING ALL EXHIBITS, AND
CAREFULLY CONSIDER, AMONG OTHER FACTORS THE
VARIOUS RISK FACTORS THAT MAY
BE PRESENT.

BEWARE OF NAKED SHORTING IN OUR SHARES

You should be aware that there are many substantial risks to an investment in our common stock. Carefully consider these risk factors, along with any available information currently reported by the Company (of which there are note), before you decide to invest in shares of our common stock.
If these risk factors were to occur, our business, financial condition, results of operations or future prospects could be materially adversely affected. If that happens, the market price for our common stock, if any, could decline, and prospective investors would likely lose all or even part of their investment. Cautionary Language Concerning Forward-Looking Statements
Statements in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to the Company r its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business, based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors.

Friday January 22nd, 2021


END OF DOCUMENT